UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 17, 2004.
       -------------------------------------------------------------------

                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


       New  York                     000-30252                 98-0163232
 ----------------------------       -------------          -------------------
(State or other jurisdiction        (Commission              (IRS Employer
   of  incorporation)               File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)
[  ]  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item  1.01.  Entry  Into  Material  Definitive  Agreement

     As previously disclosed, Genesis Bioventures, Inc. (the "Company" or "GBI") and Corgenix Medical Corporation ("Corgenix") agreed to an extension to the existing Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") between the two companies. The extension has been executed in the form of Amendment No. 1 (the "Amendment") to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.3.

     The Amendment states that if, during the period beginning on October 15, 2004 and ending nine months immediately following the Closing, GBI Common Stock fails to trade at or above $0.53 per share for at least twelve (12) trading days in any consecutive twenty (20) trading day period, then an additional Seven
Million (7,000,000) shares of GBI Common Stock shall be issued to those former holders of shares of Corgenix Capital Stock. Section 6.3 of the Merger Agreement is amended to state that GBI must file the applicable preliminary proxy materials with the SEC as promptly as practicable and, in any case, by November 30, 2004. A new section 9.19 to the Merger Agreement provides that the number of Dissenting Shares of Corgenix shall not consist of more than twelve and one-half percent (12.5%) of the issued and outstanding shares of Corgenix common stock, excluding shares owned by officers, directors, and Medical & Biological Laboratories Company, Ltd. Section 14.1 of the Merger Agreement is amended to change the date after which Corgenix or GBI may unilaterally terminate the Merger Agreement if the closing has not yet occurred from July 30, 2004 to February 28, 2005. In addition, the section is further amended to allow Corgenix to terminate the Merger Agreement at any time prior to November 30, 2004 if it is not satisfied with the terms or the progress of the new equity financing which is a condition to the closing of the Merger pursuant to section 9.13 of the Merger Agreement, or if at any time between October 15, 2004 and November
30, 2004 there shall have been any material adverse change in the financial condition of GBI.

     References to the Merger Agreement and the Amendment are qualified in their entirety to the complete text of such documents filed herewith or previously filed with the Securities and Exchange Commission and incorporated herein by reference.

     Capitalized terms used herein and not otherwise defined are used as defined in the Merger Agreement, as amended.

     Item  9.01.  Financial  Statements  and  Exhibits

(c)     Exhibits.

     2.3     Amendment  No.  1  to  Amended  and  Restated Agreement and Plan of
Merger


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENESIS  BIOVENTURES,  INC.
                                            (Registrant)

Dated:  October  20,  2004                  By   /s/  E.  Greg  McCartney
                                                 -------------------------------
                                                 E.  Greg  McCartney
                                                 Chairman  and  CEO


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